                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2006 (MARCH 1, 2006)

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

           001-13255                               43-1781797
           ---------                               ----------
           (COMMISSION                             (IRS EMPLOYER
           FILE NUMBER)                            IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

On December 21, 2005, Solutia announced that it had received Bankruptcy Court approval of Solutia's entry into a Stock Purchase Agreement, dated as of November 23, 2005 (the "Purchase Agreement"), by and between Solutia, Vitro S.A. de C.V., a corporation organized under the laws of Mexico ("Vitro"), and Vitro Plan S.A. de C.V., a corporation organized under the laws of Mexico and an affiliate of Vitro ("Vitro Plan"). The acquisition pursuant to the Purchase Agreement was completed on March 1, 2006 (the "Closing").

Pursuant to the Purchase Agreement, Solutia acquired Vitro Plan's 51% ownership interest (the "Purchased Interest") in Quimica M, S.A. de C.V. ("Quimica"), Solutia's joint venture with Vitro Plan in the production of polyvinyl butyral interlayer material ("PVB Sheet"). The acquisition makes Solutia the sole owner of Quimica. The purchase price for the Purchased Interest was approximately $20 million.

In connection with the Closing, Solutia also entered into a Land Purchase Agreement with Vitro's affiliate Vidrio Plano, S.A. de C.V. (the "Land Purchase Agreement"), and Quimica entered into supply agreements for PVB Sheet (the "Supply Agreements") with certain affiliates of Vitro. The Land Purchase Agreement provides for the acquisition by Quimica of certain land and water rights adjacent to the Quimica facility in Puebla, Mexico from Vidrio Plano, S.A de C.V. for a purchase price of $400,000. The Supply Agreements are between Quimica and, respectively, Vitro Automotriz, S.A. de C.V. and Vitro Flex, S.A. de C.V.

The description of the Purchase Agreement contained herein sets forth a brief summary of certain terms of the Purchase Agreement that may be material to Solutia. However, the description does not purport to be complete and is qualified in its entirety by reference to the specific terms of the Purchase Agreement, a copy of which was attached as Exhibit 10.1 to Solutia's Form 8-K filed on December 21, 2005.

ITEM 7.01 REGULATION FD DISCLOSURE

On March 2, 2006, Solutia issued a press release announcing the completion of its acquisition of Quimica pursuant to the Purchase Agreement. The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number      Description
--------------      -----------

     99.1 March 2, 2006 Press Release announcing the completion of Solutia's acquisition of interests in Quimica M, S.A.
                    de C.V.

                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                SOLUTIA INC.
                                ------------------------------------------
                                (Registrant)

                                /s/ Rosemary L. Klein
                                ---------------------
                                Senior Vice President, General Counsel and
                                Secretary

DATE: MARCH 6, 2006